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                                                                    EXHIBIT 99.1

                          CONSENT OF GEORGE D. BUSBEE

     I, George D. Busbee, hereby consent to be named as a person about to become a director of Sunbelt Automotive Group, Inc. in the Registration Statement on Form S-1 to which this consent is attached as an exhibit.

                                          By:     /s/ GEORGE D. BUSBEE
                                            ------------------------------------
                                                      George D. Busbee

April 28, 1998